EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND
YEAR END 2020 RESULTS
Closed on $200 Million Strategic Corporate Financing with Option to Upsize to $450 Million
Completed Forbearance Agreements on 98% of Outstanding Mortgage Loans

DALLAS – February 24, 2021 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2020. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2020 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2020 with the fourth quarter and year ended December 31, 2019 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split with regard to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders was $70.5 million or $2.29 per diluted share for the quarter. For the full year of 2020, net loss attributable to common stockholders was $520.5 million or $33.00 per diluted share.
•Comparable RevPAR for all hotels decreased 70.1% to $35.70 during the quarter.
•Adjusted EBITDAre was $(23.1) million for the quarter. Adjusted EBITDAre for the full year of 2020 was $(54.9) million.
•Adjusted funds from operations (AFFO) was $(1.67) per diluted share for the quarter. For the full year of 2020, AFFO per diluted share was $(17.93).
•The Company ended the quarter with cash and cash equivalents of $92.9 million and restricted cash of $74.4 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $9.4 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•During the quarter, the Company announced that it signed forbearance agreements on its KEYS Loan Pools, representing 34 hotels and approximately $1.2 billion of debt.
•During the quarter, the Company signed a forbearance agreement on its $98 million Hilton Boston Back Bay mortgage loan.

AHT Reports Fourth Quarter Results

February 24, 2021

•During the quarter, the Company extended its $85 million loan on the Marriott Gateway. The final maturity date is now November 2021.
•During the quarter, the Company signed forbearance agreements on four mortgage loans representing 7 hotels and approximately $52 million of debt.
•Subsequent to quarter end, the Company closed on a $200 million corporate financing with the ability to upsize to $450 million.
•Subsequent to quarter end, the Company announced that it signed a modification agreement on its JP Morgan 8 Loan Pool representing 8 hotels and $395 million of debt.
•Subsequent to quarter end, the Company announced that it signed a modification agreement on its MS 17 Loan Pool representing 17 hotels and $419 million of debt.
•Capex invested during the quarter was $4.6 million.

STRATEGIC FINANCING
On January 15, 2021, the Company announced that it closed on the previously announced strategic financing (“Loan”). The Company drew down $200 million on the Loan at closing and has the option to draw down an additional $250 million, if needed.

The Loan has a 3-year term with two, 1-year extension options subject to certain fees and tests. The Loan also allows the Company the option to accrue (and not pay in cash) the interest expense for up to two years, and the lender will be eligible to receive an exit fee that may be paid by the Company in either cash or warrants.

CAPITAL STRUCTURE
At December 31, 2020, the Company had total mortgage loans of $3.7 billion with a blended average interest rate of 3.5%. This average interest rate does not take into account any default rates.

During the quarter, the Company announced the closing of its previously commenced offers to exchange shares of common stock for all outstanding shares of each series of its preferred stock. Approximately 30% of the Preferred Stock participated in the exchange offers and the transaction resulted in the issuance of approximately 38,388,760 new shares of the Company’s Common Stock. Each holder of Preferred Stock who tendered their shares into the Exchange Offers received 5.58 shares of newly issued Common Stock for each share of Preferred Stock. Additionally, from December 8, 2020 through February 23, 2021, the Company entered into privately negotiated exchange agreements with certain holders of its preferred stock and has issued 13,104,032 new shares of the Company’s Common Stock in exchange for 2,318,413 shares of Preferred Stock.

During the quarter, the Company entered into an Equity Line with Lincoln Park Capital. During the quarter and subsequent to the end of the quarter, the Company issued Lincoln Park Capital 10,598,099 shares of common stock raising approximately $25.1 million in net proceeds.

Subsequent to quarter end, on January 22, 2021, the Company entered into a Standby Equity Distribution Agreement (“SEDA”) with Yorkville Advisors, pursuant to which the Company will be able to sell up to 13,718,319 shares of its common stock at the Company’s request any time during a 36-month commitment period. The Company intends to use the net proceeds from any sale of the shares for working capital purposes, including the repayment of outstanding debt. Since entering into the SEDA, the company has issued 7,470,000 shares of common stock for net proceeds of approximately $22.0 million.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its previously announced 2020 common

AHT Reports Fourth Quarter Results

February 24, 2021

stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the fourth quarter ending December 31, 2020. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company also did not pay a dividend on its preferred stock for the fourth quarter ending December 31, 2020.

PORTFOLIO REVPAR
As of December 31, 2020, the portfolio consisted of 103 hotels.

•Comparable RevPAR decreased 70.1% to $35.70 for all hotels on a 33.2% decrease in ADR and a 55.3% decrease in occupancy.

“While the COVID-19 pandemic continues to impact the economy and the hospitality industry, we are encouraged by the progress regarding vaccine rollout and the gradual easing of COVID-related restrictions,” commented J. Robison Hays, Ashford Trust’s President and Chief Executive Officer. “We continue to take decisive actions to enhance our operational and financial flexibility by focusing on strengthening our balance sheet, reducing our cash utilization and continuing to have success in our forbearance efforts. To that end, our strategic financing provides the Company with substantial access to capital and ample liquidity to position our Company to capitalize on the anticipated recovery in the hospitality industry.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, February 25, 2021, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, March 4, 2021, by dialing (412) 317-6671 and entering the confirmation number, 13714378.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2020 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Thursday, February 25, 2021, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

AHT Reports Fourth Quarter Results

February 24, 2021

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the ability of the Company’s advisor, Ashford Inc., to continue as a going concern; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to meet the NYSE continued listing standards; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2020	December 31, 2019
ASSETS
Investments in hotel properties, net	$3,426,982	$4,108,443
Cash and cash equivalents	92,905	262,636
Restricted cash	74,408	135,571
Marketable securities	—	14,591
Accounts receivable, net of allowance of $441 and $698, respectively	21,760	39,638
Inventories	2,447	4,346
Notes receivable, net	8,263	7,709
Investment in OpenKey	2,811	2,829
Deferred costs, net	1,851	2,897
Prepaid expenses	18,401	21,886
Derivative assets, net	263	1,691
Operating lease right-of-use assets	45,008	49,995
Other assets	23,303	17,932
Intangible assets, net	797	797
Due from related parties, net	5,801	3,019
Due from third-party hotel managers	9,383	17,368
Total assets	$3,734,383	$4,691,348

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,728,911	$4,106,518
Accounts payable and accrued expenses	99,954	124,226
Accrued interest payable	98,685	10,115
Dividends and distributions payable	868	20,849
Due to Ashford Inc., net	13,383	6,570
Due to third-party hotel managers	184	2,509
Intangible liabilities, net	2,257	2,337
Operating lease liabilities	45,309	53,270
Derivative liabilities, net	—	42
Other liabilities	5,336	25,776
Total liabilities	3,994,887	4,352,212

Redeemable noncontrolling interests in operating partnership	22,951	69,870
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,791,461 and 2,389,393 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	18	24
Series F Cumulative Preferred Stock, 2,891,440 and 4,800,000 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	29	48
Series G Cumulative Preferred Stock, 4,422,623 and 6,200,000 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	44	62
Series H Cumulative Preferred Stock, 2,668,637 and 3,800,000 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	27	38
Series I Cumulative Preferred Stock, 3,391,349 and 5,400,000 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	34	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 64,362,505 and 10,210,360 shares issued and outstanding at December 31, 2020 and December 31, 2019, respectively	644	102
Additional paid-in capital	1,808,875	1,826,472
Accumulated deficit	(2,093,292)	(1,558,038)
Total shareholders' equity (deficit) of the Company	(283,621)	268,762
Noncontrolling interests in consolidated entities	166	504
Total equity (deficit)	(283,455)	269,266
Total liabilities and equity/deficit	$3,734,383	$4,691,348

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
REVENUE
Rooms	$74,647	$274,650	$407,492	$1,184,987
Food and beverage	7,010	61,820	61,157	243,917
Other	8,244	17,223	37,856	69,653
Total hotel revenue	89,901	353,693	506,505	1,498,557
Other	352	963	1,733	4,202
Total revenue	90,253	354,656	508,238	1,502,759
EXPENSES
Hotel operating expenses
Rooms	21,648	63,186	106,508	258,446
Food and beverage	5,955	42,411	49,223	167,945
Other expenses	50,718	115,308	253,997	472,437
Management fees	4,936	12,681	24,944	53,846
Total hotel operating expenses	83,257	233,586	434,672	952,674
Property taxes, insurance and other	17,621	19,979	79,669	84,110
Depreciation and amortization	58,490	66,408	252,765	269,003
Impairment charges	6,577	27,095	91,721	33,628
Transaction costs	—	—	—	2
Advisory services fee:
Base advisory fee	8,617	8,969	34,745	36,269
Reimbursable expenses	1,481	1,537	6,436	9,300
Non-cash stock/unit-based compensation	2,104	4,577	8,869	18,063
Corporate, general and administrative:
Non-cash stock/unit-based compensation	179	82	1,260	886
Other general and administrative	11,665	3,097	26,788	10,221
Total operating expenses	189,991	365,330	936,925	1,414,156
Gain (loss) on disposition of assets and hotel properties	73	23,203	(36,680)	26,126
OPERATING INCOME (LOSS)	(99,665)	12,529	(465,367)	114,729
Equity in earnings (loss) of unconsolidated entities	(169)	(99)	(448)	(2,307)
Interest income	8	665	672	3,067
Other income (expense), net	(9,192)	11,472	(16,998)	10,490
Interest expense, net of premium amortization	(31,299)	(54,478)	(230,856)	(232,457)
Amortization of loan costs	(3,921)	(7,014)	(16,525)	(29,544)
Write-off of premiums, loan costs and exit fees	(2,368)	(263)	(13,867)	(2,841)
Gain (loss) on extinguishment of debt	24	—	90,349	—
Unrealized gain (loss) on marketable securities	289	175	(1,467)	1,896
Unrealized gain (loss) on derivatives	8,887	(440)	19,950	(4,494)
INCOME (LOSS) BEFORE INCOME TAXES	(137,406)	(37,453)	(634,557)	(141,461)
Income tax benefit (expense)	(184)	1,834	1,335	(1,218)
NET INCOME (LOSS)	(137,590)	(35,619)	(633,222)	(142,679)
(Income) loss attributable to noncontrolling interest in consolidated entities	98	110	338	112
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	11,714	7,350	89,008	28,932
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(125,778)	(28,159)	(543,876)	(113,635)
Preferred dividends	(185)	(10,644)	(32,117)	(42,577)
Gain (loss) on extinguishment of preferred stock	55,477	—	55,477	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(70,486)	$(38,803)	$(520,516)	$(156,212)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(2.29)	$(3.90)	$(33.00)	$(15.77)
Weighted average common shares outstanding – basic	30,751	9,997	15,756	9,984
Diluted:
Net income (loss) attributable to common stockholders	$(2.29)	$(3.90)	$(33.00)	$(15.77)
Weighted average common shares outstanding – diluted	30,751	9,997	15,756	9,984
Dividends declared per common share:	$—	$0.60	$—	$3.00

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income (loss)	$(137,590)	$(35,619)	$(633,222)	$(142,679)
Interest expense and amortization of premiums and loan costs, net	35,220	61,492	247,381	262,001
Depreciation and amortization	58,490	66,408	252,765	269,003
Income tax expense (benefit)	184	(1,834)	(1,335)	1,218
Equity in (earnings) loss of unconsolidated entities	169	99	448	2,307
Company's portion of EBITDA of Ashford Inc.	—	(26)	—	4,336
Company's portion of EBITDA of OpenKey	(169)	(95)	(446)	(403)
EBITDA	(43,696)	90,425	(134,409)	395,783
Impairment charges on real estate	6,577	27,095	91,721	33,628
(Gain) loss on disposition of assets and hotel properties	(73)	(23,203)	36,680	(26,126)
EBITDAre	(37,192)	94,317	(6,008)	403,285
Amortization of unfavorable contract liabilities	62	16	227	176
(Gain) loss on insurance settlements	(477)	(407)	(625)	(450)
Write-off of premiums, loan costs and exit fees	2,368	263	13,867	2,841
(Gain) loss on extinguishment of debt	(24)	—	(90,349)	—
Other (income) expense, net	9,192	(11,392)	17,029	(10,219)
Transaction and conversion costs	7,980	1,268	16,309	2,329
Legal, advisory and settlement costs	997	(406)	1,409	1,660
Unrealized (gain) loss on marketable securities	(289)	(175)	1,467	(1,896)
Unrealized (gain) loss on derivatives	(8,887)	440	(19,950)	4,494
Dead deal costs	779	28	923	78
Non-cash stock/unit-based compensation	2,406	4,854	10,746	19,717
Company's portion of adjustments to EBITDAre of Ashford Inc.	—	262	—	2,941
Company's portion of adjustments to EBITDAre of OpenKey	16	6	28	49
Adjusted EBITDAre	$(23,069)	$89,074	$(54,927)	$425,005
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income (loss)	$(137,590)	$(35,619)	$(633,222)	$(142,679)
(Income) loss attributable to noncontrolling interest in consolidated entities	98	110	338	112
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	11,714	7,350	89,008	28,932
Preferred dividends	(185)	(10,644)	(32,117)	(42,577)
Gain (loss) on extinguishment of preferred stock	55,477	—	55,477	—
Net income (loss) attributable to common stockholders	(70,486)	(38,803)	(520,516)	(156,212)
Depreciation and amortization on real estate	58,452	66,354	252,590	268,778
(Gain) loss on disposition of assets and hotel properties	(73)	(23,203)	36,680	(26,126)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(11,714)	(7,350)	(89,008)	(28,932)
Equity in (earnings) loss of unconsolidated entities	169	99	448	2,307
Impairment charges on real estate	6,577	27,095	91,721	33,628
Company's portion of FFO of Ashford Inc.	—	(440)	—	(4,030)
Company's portion of FFO of OpenKey	(169)	(99)	(449)	(396)
FFO available to common stockholders and OP unitholders	(17,244)	23,653	(228,534)	89,017
(Gain) loss on extinguishment of preferred stock	(55,477)	—	(55,477)	—
Write-off of premiums, loan costs and exit fees	2,368	263	13,867	2,841
(Gain) loss on extinguishment of debt	(24)	—	(90,349)	—
(Gain) loss on insurance settlements	(477)	(407)	(625)	(450)
Other (income) expense, net	9,192	(11,392)	17,029	(10,219)
Transaction and conversion costs	7,980	1,268	16,309	2,329
Legal, advisory and settlement costs	997	(406)	1,409	1,660
Unrealized (gain) loss on marketable securities	(289)	(175)	1,467	(1,896)
Unrealized (gain) loss on derivatives	(8,887)	440	(19,950)	4,494
Dead deal costs	779	28	923	78
Non-cash stock/unit-based compensation	2,406	4,854	10,746	19,717
Amortization of loan costs	3,919	7,012	16,517	29,537
Company's portion of adjustments to FFO of Ashford Inc.	—	557	—	8,319
Company's portion of adjustments to FFO of OpenKey	5	9	17	55
Adjusted FFO available to common stockholders and OP unitholders	$(54,752)	$25,704	$(316,651)	$145,482
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(1.67)	$2.15	$(17.93)	$12.22
Weighted average diluted shares	32,705	11,934	17,663	11,906

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2020
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate (1)	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (11)	Comparable TTM EBITDA Debt Yield
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	$—	$240,000	(2)	$240,000	$(1,355)	(0.6)%
BAML Highland Pool - 19 hotels	April 2021	LIBOR + 3.20%	—	914,281	(3)	914,281	(4,237)	(0.5)%
KEYS Pool A - 7 hotels	June 2021	LIBOR + 3.65%	—	180,720	(4)	180,720	6,384	3.5%
KEYS Pool B - 7 hotels	June 2021	LIBOR + 3.39%	—	174,400	(4)	174,400	402	0.2%
KEYS Pool C - 5 hotels	June 2021	LIBOR + 3.73%	—	221,040	(4)	221,040	(1,488)	(0.7)%
KEYS Pool D - 5 hotels	June 2021	LIBOR + 4.02%	—	262,640	(4)	262,640	7,318	2.8%
KEYS Pool E - 5 hotels	June 2021	LIBOR + 2.73%	—	160,000	(4)	160,000	2,918	1.8%
KEYS Pool F - 5 hotels	June 2021	LIBOR + 3.68%	—	215,120	(4)	215,120	(591)	(0.3)%
Morgan Stanley Pool - 17 hotels	November 2021	LIBOR + 3.00%	—	419,000	(5)	419,000	2,772	0.7%
GACC Gateway - 1 hotel	November 2021	6.26%	84,544	—		84,544	(3,142)	(3.7)%
JPMorgan Chase La Posada - 1 hotel	November 2021	LIBOR + 2.55%	—	25,000	(6)	25,000	(496)	(2.0)%
JPMorgan Chase - 8 hotels	February 2022	LIBOR + 2.92%	—	395,000	(7)	395,000	(826)	(0.2)%
Morgan Stanley Ann Arbor - 1 hotel	July 2022	LIBOR + 3.95%	—	34,200	(8)	34,200	(1,009)	(3.0)%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	98,259		98,259	(3,786)	(3.9)%
BAML Indigo Atlanta - 1 hotel	December 2022	LIBOR + 2.25%	—	16,100	(9)	16,100	639	4.0%
Aareal Le Pavillon - 1 hotel	January 2023	LIBOR + 3.40%	—	37,000	(10)	37,000	(859)	(2.3)%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	(888)	(1.2)%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,706	—		6,706	364	5.4%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,786	—		9,786	986	10.1%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,260	—		6,260	(104)	(1.7)%
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881		8,881	12	0.1%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,774	—		11,774	310	2.6%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,542	—		23,542	404	1.7%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,369	—		19,369	(218)	(1.1)%
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,098	—		50,098	1,635	3.3%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	24,415	—		24,415	1,038	4.3%
Unencumbered hotels			—	—		—	(1,388)	N/A
Total			$236,494	$3,475,091		$3,711,585	$4,795	0.1%
Percentage			6.4%	93.6%		100.0%
Weighted average interest rate (1)			5.27%	3.35%		3.47%
All indebtedness is non-recourse.
(1)    Interest rates do not include default or late payment rates in effect on some mortgage loans.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.
(3)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2020.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in June 2020.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in November 2020.
(6)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2020. This mortgage loan has a LIBOR floor of 1.25%.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in February 2021.
(8)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%
(9)    This mortgage loan has a LIBOR floor of 0.25%.
(10)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(11)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2020
(dollars in thousands)
(unaudited)

	2021	2022	2023	2024	2025	Thereafter	Total
GACC Gateway - 1 hotel	$78,430	$—	$—	$—	$—	$—	$78,430
Prudential Boston Back Bay - 1 hotel	—	97,000	—	—	—	—	97,000
Aareal Hilton Alexandria - 1 hotel	—	—	73,450	—	—	—	73,450
Morgan Stanley Ann Arbor - 1 hotel	—	—	33,200	—	—	—	33,200
JPMorgan Chase La Posada - 1 hotel	—	—	25,000	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	9,036	—	—	9,036
GACC Manchester RI - 1 hotel	—	—	—	6,191	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	5,767	—	—	5,767
Southside Bank Ashton - 1 hotel	—	—	—	8,881	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	—	—	10,755	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	21,522	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	419,000	—	—	419,000
BAML Indigo Atlanta - 1 hotel	—	—	—	15,781	—	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	—	36,200	—	36,200
JPMorgan Chase - 8 hotels	—	—	—	—	395,000	—	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	45,298	—	45,298
BAML Pool 5 - 2 hotels	—	—	—	—	17,421	—	17,421
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	22,030	—	22,030
BAML Highland Pool - 19 hotels	—	—	—	—	907,030	—	907,030
KEYS Pool A - 7 hotels	—	—	—	—	180,720	—	180,720
KEYS Pool B - 7 hotels	—	—	—	—	174,400	—	174,400
KEYS Pool C - 5 hotels	—	—	—	—	221,040	—	221,040
KEYS Pool D - 5 hotels	—	—	—	—	262,640	—	262,640
KEYS Pool E - 5 hotels	—	—	—	—	160,000	—	160,000
KEYS Pool F - 5 hotels	—	—	—	—	215,120	—	215,120
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	78,430	97,000	131,650	496,933	2,636,899	240,000	3,680,912
Scheduled amortization payments remaining	19,468	3,387	3,712	3,805	301	—	30,673
Total indebtedness	$97,898	$100,387	$135,362	$500,738	$2,637,200	$240,000	$3,711,585

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$74,291	$—	$74,291	$273,660	$(25,089)	$248,571	(72.85)%	(70.11)%
RevPAR	$35.70	$—	$35.70	$118.92	$113.93	$119.45	(69.98)%	(70.11)%
Occupancy	32.81%	—%	32.81%	73.16%	71.53%	73.33%	(55.15)%	(55.25)%
ADR	$108.79	$—	$108.79	$162.55	$159.27	$162.89	(33.07)%	(33.21)%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$405,922	$(22,572)	$383,350	$1,180,922	$(109,128)	$1,071,794	(65.63)%	(64.23)%
RevPAR	$46.09	$(42.7)	$46.31	$127.84	$111.12	$129.82	(63.95)%	(64.33)%
Occupancy	34.37%	(33.96)%	34.40%	76.35%	72.62%	76.73%	(54.98)%	(55.18)%
ADR	$134.10	$(125.75)	$134.63	$167.44	$153.02	$169.19	(19.91)%	(20.43)%

NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2020	2019	% Variance	2020	2019	% Variance
Total hotel revenue	$89,432	$352,335	(74.62)%	$504,363	$1,493,057	(66.22)%
Non-comparable adjustments	—	(27,714)		(25,499)	(122,800)
Comparable total hotel revenue	$89,432	$324,621	(72.45)%	$478,864	$1,370,257	(65.05)%

Hotel EBITDA	$(9,260)	$103,346	(108.96)%	$3,425	$476,378	(99.28)%
Non-comparable adjustments	(10)	(8,222)		1,370	(36,153)
Comparable hotel EBITDA	$(9,270)	$95,124	(109.75)%	$4,795	$440,225	(98.91)%
Hotel EBITDA margin	(10.35)%	29.33%	(39.68)%	0.68%	31.91%	(31.23)%
Comparable hotel EBITDA margin	(10.37)%	29.30%	(39.67)%	1.00%	32.13%	(31.13)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$(3)	$69	(104.35)%	$39	$332	(88.25)%
Hotel EBITDA attributable to the Company and OP unitholders	$(9,257)	$103,277	(108.96)%	$3,386	$476,046	(99.29)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$(9,267)	$95,055	(109.75)%	$4,756	$439,893	(98.92)%
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020	2020
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$89,432	$—	$89,432	$92,519	$(3,646)	$88,873	$42,709	$(3,934)	$38,775	$279,703	$(17,919)	$261,784
Hotel EBITDA	$(9,260)	$(10)	$(9,270)	$(9,632)	$615	$(9,017)	$(43,473)	$3,274	$(40,199)	$65,790	$(2,509)	$63,281
Hotel EBITDA margin	(10.35)%		(10.37)%	(10.41)%		(10.15)%	(101.79)%		(103.67)%	23.52%		24.17%

EBITDA % of total TTM	(270.4)%		(193.3)%	(281.2)%		(188.1)%	(1,269.3)%		(838.4)%	1,920.9%		1,319.8%

JV interests in EBITDA	$(3)	$—	$(3)	$27	$—	$27	$(22)	$—	$(22)	$37	$—	$37

	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020
	TTM	TTM	TTM
Total hotel revenue	$504,363	$(25,499)	$478,864
Hotel EBITDA	$3,425	$1,370	$4,795
Hotel EBITDA margin	0.68%		1.00%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$39	$	$39
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2020	2020	2020	2019	2019	2019	% Variance	% Variance
Atlanta, GA Area	9	1,426	$54.07	$—	$54.07	$129.79	$—	$129.79	(58.3)%	(58.3)%
Boston, MA Area	2	705	22.73	—	22.73	170.20	(88.25)	194.62	(86.6)%	(88.3)%
Dallas / Ft. Worth, TX Area	7	1,518	32.43	—	32.43	103.23	—	103.23	(68.6)%	(68.6)%
Houston, TX Area	3	692	40.13	—	40.13	97.00	—	97.00	(58.6)%	(58.6)%
Los Angeles, CA Metro Area	6	1,619	49.60	—	49.60	119.65	—	119.65	(58.5)%	(58.5)%
Miami, FL Metro Area	2	414	36.44	—	36.44	128.56	(101.80)	139.80	(71.7)%	(73.9)%
Minneapolis - St. Paul, MN-WI Area	3	580	9.20	—	9.20	94.26	(136.16)	77.71	(90.2)%	(88.2)%
Nashville, TN Area	1	673	25.10	—	25.10	198.59	—	198.59	(87.4)%	(87.4)%
New York / New Jersey Metro Area	6	1,743	16.95	—	16.95	134.35	(262.80)	111.48	(87.4)%	(84.8)%
Orlando, FL Area	2	524	36.91	—	36.91	112.93	(104.60)	116.27	(67.3)%	(68.3)%
Philadelphia, PA Area	3	648	39.13	—	39.13	100.72	—	100.72	(61.1)%	(61.1)%
San Diego, CA Area	2	410	38.68	—	38.68	97.06	—	97.06	(60.1)%	(60.1)%
San Francisco - Oakland, CA Metro Area	7	1,547	45.08	—	45.08	146.35	—	146.35	(69.2)%	(69.2)%
Tampa, FL Area	2	571	45.31	—	45.31	106.56	—	106.56	(57.5)%	(57.5)%
Washington D.C. - MD - VA Area	9	2,426	21.60	—	21.60	128.25	—	128.25	(83.2)%	(83.2)%
Other Areas	39	7,125	39.53	—	39.53	103.61	(80.79)	107.65	(61.8)%	(63.3)%
Total Portfolio	103	22,621	$35.70	$—	$35.70	$118.92	$113.93	$119.45	(70.0)%	(70.1)%
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2020	2020	2020		2019	2019	2019		% Variance	% Variance
Atlanta, GA Area	9	1,426	$1,034	$—	$1,034	(11.2)%	$6,787	$(41)	$6,746	7.1%	(84.8)%	(84.7)%
Boston, MA Area	2	705	(1,999)	—	(1,999)	21.6%	5,854	(518)	5,336	5.6%	(134.1)%	(137.5)%
Dallas / Ft. Worth, TX Area	7	1,518	(324)	—	(324)	3.5%	6,041	—	6,041	6.4%	(105.4)%	(105.4)%
Houston, TX Area	3	692	39	—	39	(0.4)%	2,362	—	2,362	2.5%	(98.3)%	(98.3)%
Los Angeles, CA Metro Area	6	1,619	336	—	336	(3.6)%	6,408	(1)	6,407	6.7%	(94.8)%	(94.8)%
Miami, FL Metro Area	2	414	(767)	—	(767)	8.3%	2,794	(714)	2,080	2.2%	(127.5)%	(136.9)%
Minneapolis - St. Paul, MN-WI Area	3	580	(1,412)	—	(1,412)	15.2%	1,333	(948)	385	0.4%	(205.9)%	(466.8)%
Nashville, TN Area	1	673	97	—	97	(1.0)%	7,692	—	7,692	8.1%	(98.7)%	(98.7)%
New York / New Jersey Metro Area	6	1,743	(2,818)	(15)	(2,833)	30.6%	9,491	(2,580)	6,911	7.3%	(129.7)%	(141.0)%
Orlando, FL Area	2	524	85	(7)	78	(0.8)%	2,600	(599)	2,001	2.1%	(96.7)%	(96.1)%
Philadelphia, PA Area	3	648	127	—	127	(1.4)%	2,100	—	2,100	2.2%	(94.0)%	(94.0)%
San Diego, CA Area	2	410	78	—	78	(0.8)%	1,040	—	1,040	1.1%	(92.5)%	(92.5)%
San Francisco - Oakland, CA Metro Area	7	1,547	(165)	—	(165)	1.8%	7,964	—	7,964	8.4%	(102.1)%	(102.1)%
Tampa, FL Area	2	571	(87)	—	(87)	0.9%	2,172	(7)	2,165	2.3%	(104.0)%	(104.0)%
Washington D.C. - MD - VA Area	9	2,426	(2,757)	—	(2,757)	29.7%	10,295	(184)	10,111	10.6%	(126.8)%	(127.3)%
Other Areas	39	7,125	(727)	12	(715)	7.6%	28,413	(2,630)	25,783	27.0%	(102.6)%	(102.8)%
Total Portfolio	103	22,621	$(9,260)	$(10)	$(9,270)	100.0%	$103,346	$(8,222)	$95,124	100.0%	(109.0)%	(109.7)%
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2020	2020	2020	2019	2019	2019	% Variance	% Variance
Atlanta, GA Area	9	1,426	$53.74	$—	$53.74	$139.43	$—	$139.43	(61.5)%	(61.5)%
Boston, MA Area	2	705	35.53	(25.69)	37.38	183.31	(90.61)	210.92	(80.6)%	(82.3)%
Dallas / Ft. Worth, TX Area	7	1,518	40.48	—	40.48	108.16	—	108.16	(62.6)%	(62.6)%
Houston, TX Area	3	692	45.08	—	45.08	103.09	—	103.09	(56.3)%	(56.3)%
Los Angeles, CA Metro Area	6	1,619	57.69	—	57.69	133.16	—	133.16	(56.7)%	(56.7)%
Miami, FL Metro Area	2	414	55.14	(48.86)	57.04	129.83	(102.37)	141.38	(57.5)%	(59.7)%
Minneapolis - St. Paul, MN-WI Area	3	580	23.56	(33.44)	20.81	108.62	(144.69)	94.38	(78.3)%	(78.0)%
Nashville, TN Area	1	673	49.15	—	49.15	210.17	—	210.17	(76.6)%	(76.6)%
New York / New Jersey Metro Area	6	1,743	34.71	(62.51)	31.59	133.35	(233.37)	116.57	(74.0)%	(72.9)%
Orlando, FL Area	2	524	43.24	(41.03)	43.88	113.47	(97.96)	119.69	(61.9)%	(63.3)%
Philadelphia, PA Area	3	648	41.69	—	41.69	103.45	—	103.45	(59.7)%	(59.7)%
San Diego, CA Area	2	410	46.64	—	46.64	119.20	—	119.20	(60.9)%	(60.9)%
San Francisco - Oakland, CA Metro Area	7	1,547	59.85	—	59.85	164.20	109.80	163.24	(63.6)%	(63.3)%
Tampa, FL Area	2	571	54.19	—	54.19	120.85	—	120.85	(55.2)%	(55.2)%
Washington D.C. - MD - VA Area	9	2,426	35.42	—	35.42	140.12	—	140.12	(74.7)%	(74.7)%
Other Areas	39	7,125	49.26	(41.75)	49.97	112.67	(89.37)	117.91	(56.3)%	(57.6)%
Total Portfolio	103	22,621	$46.09	$(42.70)	$46.31	$127.84	$111.12	$129.82	(64.0)%	(64.3)%
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2020	2020	2020		2019	2019	2019		% Variance	% Variance
Atlanta, GA Area	9	1,426	$1,476	$—	$1,476	30.8%	$28,838	$(33)	$28,805	6.5%	(95.0)%	(94.9)%
Boston, MA Area	2	705	(6,621)	498	(6,123)	(127.7)%	25,890	(1,985)	23,905	5.4%	(125.6)%	(125.6)%
Dallas / Ft. Worth, TX Area	7	1,518	1,734	—	1,734	36.2%	25,694	—	25,694	5.8%	(93.3)%	(93.3)%
Houston, TX Area	3	692	745	—	745	15.5%	10,304	—	10,304	2.3%	(92.8)%	(92.8)%
Los Angeles, CA Metro Area	6	1,619	5,130	—	5,130	107.0%	32,052	(1)	32,051	7.3%	(84.0)%	(84.0)%
Miami, FL Metro Area	2	414	(4)	(439)	(443)	(9.2)%	11,003	(2,828)	8,175	1.9%	(100.0)%	(105.4)%
Minneapolis - St. Paul, MN-WI Area	3	580	(7,019)	2,020	(4,999)	(104.3)%	9,518	(4,843)	4,675	1.1%	(173.7)%	(206.9)%
Nashville, TN Area	1	673	620	—	620	12.9%	31,204	—	31,204	7.1%	(98.0)%	(98.0)%
New York / New Jersey Metro Area	6	1,743	(7,658)	419	(7,239)	(151.0)%	37,686	(8,295)	29,391	6.7%	(120.3)%	(124.6)%
Orlando, FL Area	2	524	1,078	(141)	937	19.5%	10,247	(2,156)	8,091	1.8%	(89.5)%	(88.4)%
Philadelphia, PA Area	3	648	737	—	737	15.4%	8,248	—	8,248	1.9%	(91.1)%	(91.1)%
San Diego, CA Area	2	410	792	—	792	16.5%	6,591	—	6,591	1.5%	(88.0)%	(88.0)%
San Francisco - Oakland, CA Metro Area	7	1,547	4,050	—	4,050	84.5%	39,151	218	39,369	8.9%	(89.7)%	(89.7)%
Tampa, FL Area	2	571	1,679	—	1,679	35.0%	10,879	(7)	10,872	2.5%	(84.6)%	(84.6)%
Washington D.C. - MD - VA Area	9	2,426	(8,549)	—	(8,549)	(178.3)%	48,486	(73)	48,413	11.0%	(117.6)%	(117.6)%
Other Areas	39	7,125	15,235	(987)	14,248	297.2%	140,587	(16,150)	124,437	28.3%	(89.2)%	(88.6)%
Total Portfolio	103	22,621	$3,425	$1,370	$4,795	100.0%	$476,378	$(36,153)	$440,225	100.0%	(99.3)%	(98.9)%
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2020
(in thousands, except share price)
(unaudited)

December 31, 2020
Common stock shares outstanding	64,363
Partnership units outstanding	2,171
Combined common stock shares and partnership units outstanding	66,534
Common stock price	$2.59
Market capitalization	$172,323
Series D cumulative preferred stock	$44,787
Series F cumulative preferred stock	$72,286
Series G cumulative preferred stock	$110,566
Series H cumulative preferred stock	$66,716
Series I cumulative preferred stock	$84,784
Indebtedness	$3,711,585
Joint venture partner's share of consolidated indebtedness	$(1,945)
Net working capital (see below)	$(9,800)
Total enterprise value (TEV)	$4,251,302

Cash and cash equivalents	$92,861
Restricted cash	$74,246
Accounts receivable, net	$21,747
Prepaid expenses	$18,399
Due from third-party hotel managers, net	$9,201
Total current assets	$216,454

Accounts payable, net & accrued expenses	$198,122
Dividends and distributions payable	$868
Due to affiliates, net	$7,664
Total current liabilities	$206,654

Net working capital*	$9,800
* Includes the Company’s pro rata share of net working capital in joint ventures.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2020	2020	2020	2020	December 31, 2020
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(76,878)	$(59,307)	$(144,344)	$(35,819)	$(316,348)
Non-property adjustments	6,246	(20,029)	27,463	23,990	37,670
Interest income	(7)	(6)	(14)	(37)	(64)
Interest expense	1,279	6,012	8,125	4,843	20,259
Amortization of loan costs	305	489	547	553	1,894
Depreciation and amortization	58,286	62,708	64,812	66,139	251,945
Income tax expense (benefit)	111	—	(19)	19	111
Non-hotel EBITDA ownership expense	1,398	501	(43)	6,102	7,958
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,260)	(9,632)	(43,473)	65,790	3,425
Non-comparable adjustments	(10)	615	3,274	(2,509)	1,370
Comparable hotel EBITDA	$(9,270)	$(9,017)	$(40,199)	$63,281	$4,795
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(76,878)	$(419)	$(60,293)	$(137,590)
Non-property adjustments	6,246	—	(6,246)	—
Interest income	(7)	—	7	—
Interest expense	1,279	—	30,020	31,299
Amortization of loan cost	305	—	3,616	3,921
Depreciation and amortization	58,286	155	49	58,490
Income tax expense (benefit)	111	—	73	184
Non-hotel EBITDA ownership expense	1,398	6	(1,404)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(9,260)	(258)	(34,178)	(43,696)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	3	—	(3)	—
Equity in (earnings) loss of unconsolidated entities	—	—	169	169
Company's portion of EBITDA of OpenKey	—	—	(169)	(169)
Hotel EBITDA attributable to the Company and OP unitholders	$(9,257)	$(258)	$(34,181)	$(43,696)
Non-comparable adjustments	(10)
Comparable hotel EBITDA	$(9,270)
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$24,896	$52	$(60,567)	$(35,619)
Non-property adjustments	3,678	—	(3,678)	—
Interest income	(51)	—	51	—
Interest expense	4,616	—	49,862	54,478
Amortization of loan cost	452	—	6,562	7,014
Depreciation and amortization	66,925	166	(683)	66,408
Income tax expense (benefit)	174	—	(2,008)	(1,834)
Non-hotel EBITDA ownership expense	2,656	7	(2,663)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	103,346	225	(13,124)	90,447
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(69)	—	69	—
Equity in (earnings) loss of unconsolidated entities	—	—	99	99
Company's portion of EBITDA of Ashford Inc.	—	—	(26)	(26)
Company's portion of EBITDA of OpenKey	—	—	(95)	(95)
Hotel EBITDA attributable to the Company and OP unitholders	$103,277	$225	$(13,077)	$90,425
Non-comparable adjustments	(8,222)
Comparable hotel EBITDA	$95,124
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(316,348)	$(1,507)	$(315,367)	$(633,222)
Non-property adjustments	37,670	—	(37,670)	—
Interest income	(64)	—	64	—
Interest expense	20,259	—	210,597	230,856
Amortization of loan cost	1,894	—	14,631	16,525
Depreciation and amortization	251,945	625	195	252,765
Income tax expense (benefit)	111	—	(1,446)	(1,335)
Non-hotel EBITDA ownership expense	7,958	29	(7,987)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,425	(853)	(136,983)	(134,411)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(39)	—	39	—
Equity in (earnings) loss of unconsolidated entities	—	—	448	448
Company's portion of EBITDA of OpenKey	—	—	(446)	(446)
Hotel EBITDA attributable to the Company and OP unitholders	$3,386	$(853)	$(136,942)	$(134,409)
Non-comparable adjustments	1,370
Comparable hotel EBITDA	$4,795
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2019
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$168,758	$358	$(311,795)	$(142,679)
Non-property adjustments	7,341	(70)	(7,271)	—
Interest income	(306)	—	306	—
Interest expense	19,208	—	213,249	232,457
Amortization of loan cost	1,763	—	27,781	29,544
Depreciation and amortization	268,896	644	(537)	269,003
Income tax expense (benefit)	324	—	894	1,218
Non-hotel EBITDA ownership expense	10,394	33	(10,427)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	476,378	965	(87,800)	389,543
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(332)	—	332	—
Equity in (earnings) loss of unconsolidated entities	—	—	2,307	2,307
Company's portion of EBITDA of Ashford Inc.	—	—	4,336	4,336
Company's portion of EBITDA of OpenKey	—	—	(403)	(403)
Hotel EBITDA attributable to the Company and OP unitholders	$476,046	$965	$(81,228)	$395,783
Non-comparable adjustments	(36,153)
Comparable hotel EBITDA	$440,225
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2020
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(3,037)	$(5,171)	$(4,741)	$(1,549)	$(3,913)	$(2,525)	$(9,173)	$(2,702)	$(7,363)
Non-property adjustments	—	243	—	—	—	—	6,567	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	103	245	—	—	—	—	—	—	—
Amortization of loan costs	8	69	—	—	—	—	—	—	—
Depreciation and amortization	3,928	2,609	4,411	1,387	3,780	1,723	1,101	2,592	4,346
Income tax expense (benefit)	33	—	—	—	—	—	—	—	58
Non-hotel EBITDA ownership expense	(1)	6	7	201	470	35	93	207	142
Hotel EBITDA including amounts attributable to noncontrolling interest	1,034	(1,999)	(324)	39	336	(767)	(1,412)	97	(2,818)
Non-comparable adjustments	—	—	—	—	—	—	—	—	(15)
Comparable hotel EBITDA	$1,034	$(1,999)	$(324)	$39	$336	$(767)	$(1,412)	$97	$(2,833)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,508)	$(1,296)	$(634)	$(4,506)	$(1,805)	$(10,476)	$(16,479)	$(76,878)
Non-property adjustments	1	—	—	—	—	(125)	(440)	6,246
Interest income	—	—	—	—	—	(1)	(3)	(7)
Interest expense	—	—	—	420	—	405	106	1,279
Amortization of loan costs	—	—	—	22	—	61	145	305
Depreciation and amortization	1,669	1,342	714	3,611	1,451	7,754	15,868	58,286
Income tax expense (benefit)	—	21	—	—	—	5	(6)	111
Non-hotel EBITDA ownership expense	(77)	60	(2)	288	267	(380)	82	1,398
Hotel EBITDA including amounts attributable to noncontrolling interest	85	127	78	(165)	(87)	(2,757)	(727)	(9,260)
Non-comparable adjustments	(7)	—	—	—	—	—	12	(10)
Comparable hotel EBITDA	$78	$127	$78	$(165)	$(87)	$(2,757)	$(715)	$(9,270)
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,293	$1,557	$1,313	$861	$2,294	$468	$(1,149)	$4,798	$2,229
Non-property adjustments	193	—	—	—	(92)	—	—	—	—
Interest income	(1)	—	(2)	—	(2)	(1)	(5)	—	(4)
Interest expense	198	953	—	—	—	—	—	—	2,078
Amortization of loan costs	41	58	—	—	—	—	—	—	185
Depreciation and amortization	3,984	3,175	4,625	1,454	4,230	2,270	2,110	2,596	4,626
Income tax expense (benefit)	—	—	—	—	—	—	—	66	62
Non-hotel EBITDA ownership expense	79	111	105	47	(22)	57	377	232	315
Hotel EBITDA including amounts attributable to noncontrolling interest	6,787	5,854	6,041	2,362	6,408	2,794	1,333	7,692	9,491
Non-comparable adjustments	(41)	(518)	—	—	(1)	(714)	(948)	—	(2,580)
Comparable hotel EBITDA	$6,746	$5,336	$6,041	$2,362	$6,407	$2,080	$385	$7,692	$6,911

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$394	$534	$289	$3,929	$20,069	$1,170	$(16,153)	$24,896
Non-property adjustments	—	—	—	—	(19,418)	—	22,995	3,678
Interest income	(3)	(1)	(1)	(9)	—	(11)	(11)	(51)
Interest expense	—	—	—	297	—	806	284	4,616
Amortization of loan costs	—	—	—	15	—	58	95	452
Depreciation and amortization	2,248	1,558	793	3,442	1,580	8,062	20,172	66,925
Income tax expense (benefit)	—	15	—	—	—	—	31	174
Non-hotel EBITDA ownership expense	(39)	(6)	(41)	290	(59)	210	1,000	2,656
Hotel EBITDA including amounts attributable to noncontrolling interest	2,600	2,100	1,040	7,964	2,172	10,295	28,413	103,346
Non-comparable adjustments	(599)	—	—	—	(7)	(184)	(2,630)	(8,222)
Comparable hotel EBITDA	$2,001	$2,100	$1,040	$7,964	$2,165	$10,111	$25,783	$95,124
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2020
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(15,655)	$(20,942)	$(16,832)	$(5,230)	$(11,093)	$(3,614)	$(49,865)	$(10,270)	$(71,602)
Non-property adjustments	—	(3,043)	—	—	—	(4,841)	35,355	—	36,077
Interest income	(2)	—	(4)	—	(6)	(1)	(4)	—	(4)
Interest expense	478	4,831	—	—	—	—	—	—	7,660
Amortization of loan costs	99	246	—	—	—	—	—	—	486
Depreciation and amortization	15,826	11,805	18,276	5,641	15,819	8,254	7,163	10,469	18,790
Income tax expense (benefit)	33	—	—	—	—	—	—	—	58
Non-hotel EBITDA ownership expense	697	482	294	334	410	198	332	421	877
Hotel EBITDA including amounts attributable to noncontrolling interest	1,476	(6,621)	1,734	745	5,130	(4)	(7,019)	620	(7,658)
Non-comparable adjustments	—	498	—	—	—	(439)	2,020	—	419
Comparable hotel EBITDA	$1,476	$(6,123)	$1,734	$745	$5,130	$(443)	$(4,999)	$620	$(7,239)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$333	$(4,931)	$(2,227)	$(13,595)	$(4,640)	$(43,871)	$(42,314)	$(316,348)
Non-property adjustments	(7,632)	—	—	—	—	(125)	(18,121)	37,670
Interest income	(2)	(1)	(2)	(8)	—	(8)	(22)	(64)
Interest expense	—	—	—	2,058	—	2,654	2,578	20,259
Amortization of loan costs	—	—	—	69	—	239	755	1,894
Depreciation and amortization	8,314	5,532	2,966	14,439	6,006	31,682	70,963	251,945
Income tax expense (benefit)	—	21	—	—	—	5	(6)	111
Non-hotel EBITDA ownership expense	65	116	55	1,087	313	875	1,402	7,958
Hotel EBITDA including amounts attributable to noncontrolling interest	1,078	737	792	4,050	1,679	(8,549)	15,235	3,425
Non-comparable adjustments	(141)	—	—	—	—	—	(987)	1,370
Comparable hotel EBITDA	$937	$737	$792	$4,050	$1,679	$(8,549)	$14,248	$4,795
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$11,157	$8,527	$8,211	$4,149	$14,190	$1,703	$572	$20,162	$8,591
Non-property adjustments	193	—	—	(43)	(92)	—	(47)	—	(326)
Interest income	(4)	—	(9)	—	(12)	(4)	(54)	—	(35)
Interest expense	841	4,191	—	—	—	—	—	—	8,432
Amortization of loan costs	162	230	—	—	—	—	—	—	722
Depreciation and amortization	15,684	12,606	17,105	5,807	17,581	9,095	8,445	10,146	18,581
Income tax expense (benefit)	—	—	—	—	—	—	—	190	62
Non-hotel EBITDA ownership expense	805	336	387	391	385	209	602	706	1,659
Hotel EBITDA including amounts attributable to noncontrolling interest	28,838	25,890	25,694	10,304	32,052	11,003	9,518	31,204	37,686
Non-comparable adjustments	(33)	(1,985)	—	—	(1)	(2,828)	(4,843)	—	(8,295)
Comparable hotel EBITDA	$28,805	$23,905	$25,694	$10,304	$32,051	$8,175	$4,675	$31,204	$29,391

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,270	$1,634	$3,391	$23,552	$23,904	$12,121	$25,624	$168,758
Non-property adjustments	—	—	—	(71)	(19,419)	—	27,146	7,341
Interest income	(15)	(4)	(6)	(39)	—	(63)	(61)	(306)
Interest expense	—	—	—	1,005	—	3,511	1,228	19,208
Amortization of loan costs	—	—	—	50	—	227	372	1,763
Depreciation and amortization	8,859	6,440	3,213	13,399	6,335	32,129	83,471	268,896
Income tax expense (benefit)	—	15	—	—	—	—	57	324
Non-hotel EBITDA ownership expense	133	163	(7)	1,255	59	561	2,750	10,394
Hotel EBITDA including amounts attributable to noncontrolling interest	10,247	8,248	6,591	39,151	10,879	48,486	140,587	476,378
Non-comparable adjustments	(2,156)	—	—	218	(7)	(73)	(16,150)	(36,153)
Comparable hotel EBITDA	$8,091	$8,248	$6,591	$39,369	$10,872	$48,413	$124,437	$440,225
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2020
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$(325)	$(7,337)	$(16,720)	$(4,843)	$(10,992)	$(17,863)	$(67,737)	$(24,348)	$(22,823)	$(4,387)	$(1,485)
Non-property adjustments	—	—	—	—	—	—	(125)	(352)	—	—	—
Interest income	(11)	(9)	—	—	—	—	—	(8)	(20)	(2)	—
Interest expense	—	—	—	—	—	—	—	—	2	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	6,549	7,520	14,989	11,827	13,438	16,279	62,163	26,595	21,403	6,007	1,787
Income tax expense (benefit)	25	58	—	—	—	—	—	33	—	—	—
Non-hotel EBITDA ownership expense	146	170	243	334	472	993	1,441	852	612	17	102
Hotel EBITDA including amounts attributable to noncontrolling interest	6,384	402	(1,488)	7,318	2,918	(591)	(4,258)	2,772	(826)	1,635	404
Non-comparable adjustments	—	—	—	—	—	—	21	—	—	—	—
Comparable hotel EBITDA	$6,384	$402	$(1,488)	$7,318	$2,918	$(591)	$(4,237)	$2,772	$(826)	$1,635	$404

	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel
Net income (loss)	$(780)	$(1,034)	$(15,524)	$(6,668)	$(3,552)	$(559)	$(1,599)	$(15,656)	$(15,051)	$(1,112)	$(3,233)
Non-property adjustments	—	—	—	(125)	—	—	—	219	—	—	—
Interest income	(2)	—	—	(2)	—	—	—	—	—	—	—
Interest expense	—	—	—	2,654	—	—	478	4,831	—	—	808
Amortization of loan costs	—	—	—	239	—	—	99	246	—	—	392
Depreciation and amortization	556	1,306	13,560	2,938	2,498	538	1,564	6,323	11,400	2,058	1,479
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	8	38	609	76	45	33	97	251	509	40	58
Hotel EBITDA including amounts attributable to noncontrolling interest	(218)	310	(1,355)	(888)	(1,009)	12	639	(3,786)	(3,142)	986	(496)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(218)	$310	$(1,355)	$(888)	$(1,009)	$12	$639	$(3,786)	$(3,142)	$986	$(496)

	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(6,796)	$(550)	$(313)	$(2,326)	$5,748	$16,636	$(33,511)	$(46,034)	$6	$(5,580)	$(316,348)
Non-property adjustments	—	—	—	—	(10,005)	(19,675)	28,778	36,077	(6)	2,884	37,670
Interest income	—	—	—	—	—	(1)	(4)	—	—	(5)	(64)
Interest expense	1,764	—	—	2,058	4	—	—	7,660	—	—	20,259
Amortization of loan costs	364	—	—	68	—	—	—	486	—	—	1,894
Depreciation and amortization	3,633	427	679	1,163	4,739	3,517	2,590	1,360	—	1,060	251,945
Income tax expense (benefit)	—	—	(5)	—	—	—	—	—	—	—	111
Non-hotel EBITDA ownership expense	176	19	3	75	193	82	127	35	—	102	7,958
Hotel EBITDA including amounts attributable to noncontrolling interest	(859)	(104)	364	1,038	679	559	(2,020)	(416)	—	(1,539)	3,425
Non-comparable adjustments	—	—	—	—	(679)	(559)	2,020	416	—	151	1,370
Comparable hotel EBITDA	$(859)	$(104)	$364	$1,038	$—	$—	$—	$—	$—	$(1,388)	$4,795
NOTES:
(1)    The above comparable information assumes the 103 hotel properties owned and included in the Company’s operations at December 31, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties disposed of during the period.
(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.